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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FormFactor, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

FormFactor, Inc.
7005 Southfront Road
Livermore, California 94551

May 22, 2013, 11:00 a.m., Pacific Daylight Time

2013 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        You are cordially invited to attend the 2013 Annual Meeting of Stockholders of FormFactor, Inc., which will be held at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, May 22, 2013 at 11:00 a.m., Pacific Daylight Time.

        The agenda for the Annual Meeting is described in detail in the attached Notice of Annual Meeting of Stockholders and the attached Proxy Statement. We urge you to carefully review the attached proxy materials. These proxy materials were first sent on or about April 12, 2013 to stockholders entitled to vote at the Annual Meeting.

        Your vote is important. Whether or not you are able to attend the Annual Meeting in person, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.

        We thank you for your continued support. We look forward to seeing you at our 2013 Annual Meeting of Stockholders.

With best regards,

Thomas St. Dennis
 Chief Executive Officer

Livermore, California
April 12, 2013

FormFactor, Inc.

7005 Southfront Road
Livermore, California 94551

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS
To Be Held Wednesday, May 22, 2013
At 11:00 a.m., Pacific Daylight Time

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of FormFactor, Inc. will be held at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, May 22, 2013, at 11:00 a.m., Pacific Daylight Time, for the following purposes:

  1.
  Election of two Class I directors to our Board of Directors, each to serve on our Board of Directors for a term of three years or until his successor has been elected and qualified or until his earlier death, resignation or removal. The director nominees are:

      Lothar Maier, and
      Michael Zellner.

  2.
  Advisory approval of the company's executive compensation;

  3.
  Ratification of the selection of KPMG LLP as FormFactor's independent registered public accounting firm for fiscal year 2013; and

  4.
  Action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The foregoing items of business are more fully described in the Proxy Statement for the 2013 Annual Meeting of Stockholders accompanying this Notice.

         The record date for determining those stockholders of our company who will be entitled to notice of, and to vote at, the Annual Meeting, and at any adjournment or postponement thereof, is March 28, 2013. A list of those stockholders entitled to vote at the Annual Meeting will be available for inspection by any of our stockholders for any purpose germane to the Annual Meeting during regular business hours at FormFactor's principal executive offices for ten days prior to the Annual Meeting.

         Your vote is important. Whether or not you are able to attend the Annual Meeting in person, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.

         On behalf of our Board of Directors, thank you for your participation in our 2013 Annual Meeting of Stockholders.

BY ORDER OF THE BOARD OF DIRECTORS

Stuart L. Merkadeau Secretary
Livermore, California April 12, 2013

INTERNET AVAILABILITY

         We are taking advantage of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders through the Internet. This Proxy Statement and our 2012 Annual Report on Form 10-K are available at http://viewproxy.com/formfactor/2013/. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. On or about April 12, 2013, we mailed to stockholders on the record date a Notice Regarding the Availability of Proxy Materials (the "Notice"). If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless you specifically request one. Instead, the Notice instructs you on how to access and review all of the important information contained in this Proxy Statement and in our 2012 Annual Report on Form 10-K (which we posted on the Internet on the same date), as well as how to submit your proxy over the Internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you may request a printed copy of the proxy materials by following the instructions on the Notice.

i

        The information in the Report of the Audit Committee and the Report of the Compensation Committee contained in this Proxy Statement shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference into such filings. In addition, this information shall not otherwise be deemed to be "soliciting material" or to be filed under those Acts.

        Please note that information on FormFactor's website is not incorporated by reference in this Proxy Statement.

ii

FormFactor, Inc.
7005 Southfront Road
Livermore, California 94551

PROXY STATEMENT
FOR THE
2013 ANNUAL MEETING OF STOCKHOLDERS

 GENERAL INFORMATION

QUESTIONS AND ANSWERS REGARDING PROXY MATERIALS

Q:    Why am I receiving FormFactor's proxy materials?

  A:
  Our Board of Directors has made FormFactor's proxy materials available to you on the Internet on or about April 12, 2013 or, upon your request, has delivered a printed set of the proxy materials to you by mail in connection with the solicitation of proxies by our Board for our 2013 Annual Meeting of Stockholders. FormFactor's proxy materials are available on the Internet at http://viewproxy.com/formfactor/2013/. We will hold the Annual Meeting at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, May 22, 2013, at 11:00 a.m., Pacific Daylight Time.

Q:    What is included in the proxy materials?

  A:
  The proxy materials include our company's Notice of Annual Meeting of Stockholders, Proxy Statement and the 2012 Annual Report on Form 10-K, which includes our audited consolidated financial statements. If you requested a printed set of the proxy materials by mail, the proxy materials also included a proxy card for the Annual Meeting.

Q:    Why did I receive a notice in the mail regarding the Internet availability of the proxy materials?

  A:
  We mailed a Notice of Internet Availability of Proxy Materials to our stockholders of record and beneficial owners of our common stock on or about April 12, 2013 to notify you that you can access the proxy materials over the Internet. Instructions for accessing the proxy materials through the Internet are set forth in the Notice of Internet Availability of Proxy Materials. As we did last year for our 2012 Annual Meeting of Stockholders, we sent the Notice instead of mailing a printed set of the proxy materials in accordance with the "Notice and Access" rules adopted by the U.S. Securities and Exchange Commission. If you wish to receive a printed set of the proxy materials, please follow the instructions set forth on the Notice of Internet Availability of Proxy Materials.

Q:    How can I get electronic access to the proxy materials?

  A:
  The Notice of Internet Availability of Proxy Materials contains instructions for how to review our company's proxy materials on the Internet and instruct us to send future proxy materials to you by e-mail. Your election to receive future proxy materials by e-mail will remain in effect until you terminate it in writing.

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Q:    Where will the Annual Meeting be held?

  A:
  We will hold the Annual Meeting at our principal executive offices located at 7005 Southfront Road, Livermore, California 94551, on Wednesday, May 22, 2013, at 11:00 a.m., Pacific Daylight Time.

    From San Francisco, California, take I-80 East, merge onto I-580 East, take N. Greenville Road/Altamont Pass Road exit, turn right on the ramp onto Southfront Road and turn left into the company's principal executive offices. From San Jose, California, take I-880 North, merge onto Mission Boulevard/CA-262 East, merge onto I-680 North, merge onto I-580 East, take N. Greenville Road/Altamont Pass Road exit, turn right on the ramp onto Southfront Road and turn left into the company's principal executive offices.

Q:    What specific proposals will be considered and acted upon at FormFactor's 2013 Annual Meeting?

  A:
  The specific proposals to be considered and acted upon at the Annual Meeting are:

      Proposal No. 1—Election of two Class I directors to our Board of Directors, each to serve on our Board for a term of three years or until his successor has been elected and qualified or until his earlier death, resignation or removal. The director nominees are: Lothar Maier and Michael Zellner;

      Proposal No. 2—Advisory approval of the company's executive compensation;

      Proposal No. 3—Ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2013.

    We will also consider any other matters that are properly presented for a vote at the Annual Meeting. As of April 12, 2013, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, the persons named in the enclosed proxy card or voting instruction form will vote the shares they represent using their best judgment.

Q:    What do I need to bring with me to attend the Annual Meeting?

  A:
  If you are a stockholder of record of shares of our common stock, please bring photo identification with you. If you are a beneficial owner of shares of our common stock held in "street name," please bring photo identification and the "legal proxy," which is described below under the question "If I am a beneficial owner of shares held in 'street name,' how do I vote?", or other evidence of stock ownership (e.g., most recent account statement) with you. If you do not provide photo identification or if applicable, evidence of stock ownership, you will not be admitted to the Annual Meeting.

QUESTIONS AND ANSWERS REGARDING VOTING AND ANY PROXY SOLICITATION

Q:    Who can vote at the Annual Meeting?

  A:
  Only stockholders of record of our common stock at the close of business on March 28, 2013, which is the record date, are entitled to notice of, and to vote at, the Annual Meeting. If you own shares of FormFactor common stock as of the record date, then you can vote at the Annual Meeting. At the close of business on the record date, we had 53,941,978 shares of our common stock outstanding and entitled to vote, which were held by 296 stockholders of record.

Q:    How many votes am I entitled per share of common stock?

  A:
  Holders of our common stock are entitled to one vote for each share held as of the record date.

Q:    What is the difference between holding FormFactor shares as a stockholder of record and a beneficial owner?

  A:
  Most of our stockholders hold their shares of our common stock as a beneficial owner through a broker, bank or other nominee in "street name" rather than directly in their own name. As summarized below, there are some important distinctions between shares held of record and those owned beneficially in "street name."

    Stockholder of Record:    If your shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares, and we delivered the Notice of Internet Availability of Proxy Materials directly to you. As the stockholder of record, you have the right to vote your shares in person or by proxy at the Annual Meeting.

    Beneficial Owner:    If your shares of our common stock are held in an account with a broker, bank or other nominee, you are considered the beneficial owner of those shares held in "street name," and the broker, bank or other nominee holding your shares on your behalf delivered the Notice of Internet Availability of Proxy Materials to you. The nominee holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares being held by them.

Q:    If I am a stockholder of record of FormFactor shares, how do I vote?

  A:
  Voting by Internet.    You can vote through the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that you received. Go to http://viewproxy.com/formfactor/2013/, follow the instructions on the screen to log in, make your selections as instructed and vote.

    Voting by Mail.    You can vote by mail by requesting a printed set of the proxy materials, which will contain a proxy card, and then completing, dating, signing and returning the proxy card in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the proxy card.

    Voting in Person.    If you plan to attend the Annual Meeting and vote in person, we will give you a proxy card at the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you also to vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:    If I am a beneficial owner of shares held in "street name," how do I vote?

  A:
  Voting by Internet.    You can vote through the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that you received. Go to http://viewproxy.com/formfactor/2013/, follow the instructions on the screen to log in, make your selections as instructed and vote.

    Voting by Mail.    You can vote by mail by requesting a printed set of the proxy materials, which will contain a voting instruction form, and by completing, dating, signing and returning the voting instruction form in the postage-paid envelope (to which no postage need be affixed if mailed in the United States) accompanying the voting instruction form.

    Voting in Person.    If you plan to attend the Annual Meeting and vote in person, you must obtain a "legal proxy" giving you the right to vote the shares at the Annual Meeting from the broker, bank or other nominee that holds your shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Internet or mail as described above so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:    What if I submit a proxy but I do not give specific voting instructions?

  A:
  Stockholder of Record:    If you are a stockholder of record of shares of our common stock and if you indicate when voting through the Internet that you wish to vote as recommended by our Board of Directors, or if you sign and return a proxy without giving specific voting instructions, then the proxy holders designated by our Board, who are officers of our company, will vote your shares FOR the Class I nominees for director, FOR advisory approval of the Company's executive compensation, and FOR the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2013, all as recommended by our Board of Directors and as presented in this Proxy Statement.

    Beneficial Owner:    If you are a beneficial owner of shares of our common stock held in "street name" and do not present the broker, bank or other nominee that holds your shares with specific voting instructions, then the nominee may generally vote your shares on "routine" proposals but cannot vote on your behalf for "non-routine" proposals under the rules of various securities exchanges. If you do not provide specific voting instructions to the nominee that holds your shares with respect to a non-routine proposal, the nominee will not have the authority to vote your shares on that proposal. When a broker indicates on a proxy that it does not have authority to vote shares on a particular proposal, the missing votes are referred to as "broker non-votes."

Q:    Which ballot measures are considered "routine" or "non-routine"?

  A:
  The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal 2013 (Proposal No. 3) is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 3. The election of directors (Proposal No. 1) and the advisory approval of the company's executive compensation (Proposal No. 2) are matters considered non-routine under applicable rules. A bank, broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal Nos. 1 and 2.

Q:    What is the quorum requirement for the Annual Meeting?

  A:
  A quorum is required for our stockholders to conduct business at the Annual Meeting. A majority of the outstanding shares of our common stock entitled to vote on the record date must be present in person or represented by proxy at the Annual Meeting in order to hold the meeting and conduct business. We will count your shares for purposes of determining whether there is a quorum if you are present in person at the Annual Meeting, if you have voted through the Internet, if you have voted by properly submitting a proxy card or if the nominee holding your shares submits a proxy card. We will also count broker non-votes for the purpose of determining if there is a quorum.

Q:    What is the voting requirement to approve each of the proposals?

  A:
  For Proposal No. 1, the two Class I directors will be elected by a plurality of the votes cast by the holders of shares of our common stock entitled to vote who are present in person or represented by proxy at the Annual Meeting. You may not cumulate votes in the election of directors.

    Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present in person or represented by proxy at the Annual Meeting.

    Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast by the holders of shares of our common stock entitled to vote that are present in person or represented by proxy at the Annual Meeting.

    The effectiveness of any of the proposals is not conditioned upon the approval by our stockholders of any other proposal by our stockholders.

Q:    How are abstentions treated?

  A:
  Abstentions are counted for the purposes of determining whether a quorum is present at the Annual Meeting. Abstentions will not be counted either in favor of or against any of the proposals.

Q:    Can I change my vote or revoke my proxy after I have voted?

  A:
  You may change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. You may vote again on a later date (a) through the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), (b) by signing and returning a new proxy card with a later date if you are a stockholder of record, or (c) by attending the Annual Meeting and voting in person if you are a stockholder of record or if you are a beneficial owner and have obtained a proxy from the nominee holding your shares giving you the right to vote your shares. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

Q:    What happens if there are insufficient votes in favor of the proposals?

  A:
  In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the proxy holders, who are officers of our company, may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of holders of the majority of the shares of common stock present in person or represented by proxy at the Annual Meeting.

Q:    What happens if additional matters are presented at the Annual Meeting?

  A:
  Other than Proposal Nos. 1, 2 and 3, we are not aware of any other matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the proxy holders, who are officers of our company, will have the authority in their discretion to vote your shares on any other matters that are properly presented for a vote at the Annual Meeting. If for any reason any of the Class I nominees are not available as a candidate for director, the proxy holders will vote your proxy for such other candidate or candidates as may be recommended by our Board of Directors.

Q:    Is my vote confidential?

  A:
  Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except (a) as necessary to meet applicable legal requirements, (b) to allow for the tabulation and certification of votes, and (c) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which we may forward to our company's Corporate Secretary.

Q:    Who is paying for the cost of this proxy solicitation?

  A:
  We will pay the entire cost for soliciting proxies to be voted at the Annual Meeting. We will pay brokers, banks and other nominees representing beneficial owners of shares of our common stock held in "street name" certain fees associated with delivering the Notice of Internet Availability of Proxy Materials, delivering printed proxy materials by mail to beneficial owners who request them and obtaining beneficial owners' voting instructions. In addition, our directors, officers and employees may also solicit proxies on our behalf by mail, telephone or in person. We will not pay any compensation to our directors, officers and employees for their proxy solicitation efforts, but we may reimburse them for reasonable out-of-pocket expenses in connection with any solicitation.

QUESTIONS AND ANSWERS REGARDING THE VOTING RECOMMENDATIONS OF FORMFACTOR'S BOARD OF DIRECTORS AND VOTING RESULTS

Q:    What are the voting recommendations of our Board of Directors?

  A:
  Our Board of Directors recommends a vote FOR each of Proposal Nos. 1, 2 and 3. Specifically, our Board recommends a vote:

      FOR the election of Lothar Maier and Michael Zellner to our Board of Directors as Class I directors;

      FOR the advisory approval of company's executive compensation;

      FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2013.

Q:    Where can I find the voting results of the Annual Meeting?

  A:
  We intend to announce the voting results at the Annual Meeting and to report the results on a Form 8-K that we file with the U.S. Securities and Exchange Commission.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

        The first proposal is to elect two Class I directors to our Board of Directors. The Class I nominees are Lothar Maier and Michael Zellner, who are both current directors of FormFactor. These nominees have been duly nominated by our Board of Directors, and have agreed to stand for re-election. The proxy holders intend to vote all proxies received for Messrs. Maier and Zellner, unless otherwise instructed. Proxies may not be voted for more than two directors. Stockholders may not cumulate votes in the election of directors. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted for a nominee designated by our Board of Directors to fill the vacancy. As of the date of this Proxy Statement, our Board of Directors is not aware that any nominee is unable or will decline to serve as a director of our company.

Our Board of Directors recommends a vote FOR the election to our Board of
Directors of Lothar Maier and Michael Zellner as Class I directors.

Board of Directors

        Our Board of Directors consists of six members and is divided into three classes, which we have designated as Classes I, II and III. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. The Class I directors will be elected at this year's Annual Meeting, the Class II directors will be elected at our 2014 Annual Meeting of Stockholders and the Class III directors will be elected at our 2015 Annual Meeting of Stockholders. Each director holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

        Information regarding our Class I and other current directors as of the record date of this Proxy Statement, including their names and positions with our company is set forth below.

Name of Director	Age	Class	Position with FormFactor	Director Since
Richard DeLateur(2)	55	III	Director	May 2011
G. Carl Everett, Jr.(1)(2)	62	II	Chairman	June 2001
Lothar Maier(1)(3)	58	I	Director	November 2006
Edward Rogas, Jr.(1)(2)(3)	72	III	Director	October 2010
Thomas St. Dennis	59	II	Director and Chief Executive Officer	September 2010
Michael W. Zellner(3)	57	I	Director	April 2011

(1)
Current member of the Compensation Committee.

(2)
Current member of the Governance Committee.

(3)
Current member of the Audit Committee.

        Richard DeLateur has served as a Director since May 2011. Mr. DeLateur served as Chief Financial Officer of FormFactor, Inc. from May 2010 to May 2011. He is a 20-year veteran of Intel's finance team, where he held various positions, including the role of Vice President and Group Controller of Worldwide Technology and Manufacturing. Mr. DeLateur more recently served as CFO at the private companies Fluidigm Corporation and Topsin Corporation. He also served as a Director at Numonyx Corp., a leading manufacturer of Flash memory, which is now part of Micron Technology, Inc. Mr. DeLateur was awarded his Chartered Financial Analyst (CFA) certification in 1999. Mr. DeLateur holds a B.A. in Economics from the University of California, Davis.

        G. Carl Everett, Jr. has served as a Director since June 2001 and has served as Chairman of our Board of Directors since December 26, 2010. Mr. Everett served as our interim chief executive officer from May through September 2010 and served as our Executive Chairman from September through December 2010. Mr. Everett founded GCE Ventures, a venture advisement firm, in April 2001. Mr. Everett served as a venture partner at Accel LLP, a venture capital firm, from 2002 until May of 2010. From February 1998 to April 2001, Mr. Everett served as Senior Vice President, Personal Systems Group of Dell Inc. From 1978 to December 1996, Mr. Everett held several management positions with Intel Corporation, including Senior Vice President and General Manager of the Microprocessor Products Group, and Senior Vice President and General Manager of the Desktop Products Group. Mr. Everett holds a B.A. in business administration and an honorary Doctorate of Laws from New Mexico State University.

        Lothar Maier has served as a Director since November 2006. Mr. Maier has served as the Chief Executive Officer and a member of the board of directors of Linear Technology Corporation (Nasdaq:LLTC), a supplier of high performance analog integrated circuits, since January 2005. Prior to that, Mr. Maier served as Linear Technology's Chief Operating Officer from April 1999 to December 2004. Before joining Linear Technology, Mr. Maier held various management positions at Cypress Semiconductor Corporation, a provider of high-performance, mixed-signal, programmable solutions, from 1983 to 1999, most recently as Senior Vice President and Executive Vice President of Worldwide Operations. Mr. Maier holds a B.S. in chemical engineering from the University of California at Berkeley.

        Edward Rogas, Jr. has served as a Director since October 2010. Mr. Rogas currently serves on the Boards of Vitesse Semiconductor Corporation, a leading supplier of high-performance integrated circuits (ICs) used in networking systems for Carrier and Enterprise communications and Vignani Technologies Pvt Ltd., an India-based engineering services company focused on enabling the capital equipment Industries. Mr. Rogas served as a Director of Photon Dynamics, Inc., a provider of yield management solutions for the flat panel display industry, from May 2006 to October 2008. Mr. Rogas held management positions at Teradyne, Inc. for over 30 years, including serving as Senior Vice President from 2000 through 2005. Mr. Rogas holds degrees of M.B.A. (with distinction) from Harvard Business School and B.S. from the United States Naval Academy.

        Thomas St. Dennis has served as our Chief Executive Officer and a Director since September 2010, when he joined our company. Mr. St. Dennis previously held various positions at Applied Materials, Inc., a provider of semiconductor manufacturing equipment and services, from 1992 to 1999 and again from 2005 to 2009. His most recent role at Applied Materials, Inc. was the Senior Vice President and General Manager of the Silicon Systems Group, a consolidated product business group that encompasses Applied Materials' entire portfolio of semiconductor manufacturing systems. He also worked at Novellus Systems, Inc. as the Executive Vice President of Sales and Marketing from 2003 to 2005. From 1999 to 2003 Mr. St. Dennis was the President and CEO of Wind River Systems, Inc. Mr. St. Dennis holds a B.S. in Physics and a M.S. in Physics, both from UCLA.

        Michael W. Zellner has served as a Director since April 2011. Mr. Zellner is currently Vice President and Chief Financial Officer of Cyan, Inc., a position he has held since March 2013. Mr. Zellner was Vice President, Finance and Chief Financial Officer of PMC-Sierra (Nasdaq: PMCS) from March 2007 through November 2012, and has over 25 years of financial experience in the high tech industry. Prior to joining PMC-Sierra, Mr. Zellner was senior vice president of finance and administration and chief financial officer at Wind River Systems, Inc., a device software solutions provider to the electronics industry. Mr. Zellner completed the Stanford Executive Program at the Stanford Graduate School of Business and also holds an MBA and a BBA in accounting from Florida Atlantic University.

 Qualification to Serve as Director

        The Governance Committee has determined that each of the directors and nominees are qualified to serve as a director of the company. The reasons for these determinations are as follows:

        Mr. DeLateur provides extensive leadership experience and knowledge of our company, due to his previous recent service as the Chief Financial Officer of our company. Mr. DeLateur has considerable semiconductor industry experience, both with respect to semiconductor chip manufacturers, who are our customers, and semiconductor equipment suppliers.

        Mr. Everett has extensive experience in the technology sector, gained through executive and management positions at companies such as Dell Inc. and Intel Corporation, with particular expertise in the areas of sales and marketing, the semiconductor industry, and in financial accounting and reporting.

        Mr. Maier provides significant semiconductor industry and leadership experience as the chief executive officer and a member of the board of directors of Linear Technology Corporation, a supplier of high performance analog integrated circuits, which is a publicly traded company. Mr. Maier also has considerable experience in semiconductor chip manufacturing. Mr. Maier also provides expertise in financial accounting and reporting for publicly held companies.

        Mr. St. Dennis provides extensive semiconductor industry and leadership experience as the CEO of the Company, as well as having served as Senior Vice President and General Manager of the Silicon Systems Group at Applied Materials and as the President and CEO of Wind River Systems, Inc.

        Mr. Rogas provides significant board-level experience within the semiconductor industry, as well as executive and operational experience with semiconductor test equipment companies.

        Mr. Zellner has significant financial management experience, including serving as the CFO of a publicly-traded company and being responsible for managing capital expenditure, corporate infrastructure, and ensuring financial integrity of results as regulated by the SEC.

Board Leadership Structure

        The company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction of the company and the day-to-day leadership and performance of the company, while the Chairman of the Board provides guidance to the Chief Executive Officer and presides over meetings of the full Board. In addition, the Chairman of the Board presides over executive sessions of the Board. The Board and the Governance Committee believe that the separation of the offices of Chairman and Chief Executive Officer at this time serves to most effectively and efficiently fulfill the roles of the two positions.

Board's Role in Risk Oversight

        The Board exercises its risk oversight function both directly and indirectly through its various committees. The Board reviews and approves the company's annual strategic plan. At its meetings, it receives reports of the chairpersons of each of its committees, of the Chief Executive Officer, of the Chief Financial Officer, and of other operational aspects of the company, such as manufacturing and sales and marketing.

        As prescribed in its charter, the Audit Committee oversees the company's accounting and financial reporting processes and audits of the company's financial statements, including oversight of the company's systems of internal controls and disclosure controls and procedures, compliance with legal and regulatory requirement, internal audit function and the appointment, compensation and evaluation of the company's independent auditors. The Audit Committee reports regularly, either orally or in writing, to the Board or the independent directors regarding matters for which the committee has responsibility and any other issues that the committee believes should be brought to the attention of the Board.

        As prescribed in its charter, the Compensation Committee oversees the company's compensation and benefit plans, policies and programs, determines the compensation of our executive officers, and administers our equity plans. The Compensation Committee confers with the Audit Committee regarding the risks arising from our company's employee compensation program.

        As prescribed in its charter, the Governance Committee oversees the company's corporate governance practices and assesses the Board's composition and performance

Corporate Governance Guidelines

        The company monitors developments in the area of corporate governance and routinely reviews its processes and procedures in light of such developments. Accordingly, the company reviews federal laws affecting corporate governance, such as the Sarbanes-Oxley Act of 2002 as well as various rules promulgated by the SEC and the NASDAQ Stock Market. The company believes that it has procedures and practices in place which are designed to enhance and protect the interests of its stockholders.

        The Board of Directors has approved Corporate Governance Guidelines for the company. The Corporate Governance Guidelines address the following matters:

  •
  The size of the Board of Directors;

  •
  Frequency of meetings of the Board of Directors;

  •
  Committees of the Board of Directors;

  •
  The requirement that the Board of Directors be comprised of a majority of independent directors;

  •
  The requirement that the Audit and Compensation Committees of the Board of Directors be comprised entirely of independent directors;

  •
  Guidelines for determining director independence;

  •
  Director nominee receiving a greater number of votes "withheld" than vote "for" in an uncontested election of directors;

  •
  Limits on the number of other public company boards on which directors may serve;

  •
  Executive sessions of the Board of Directors wherein non-management directors meet as a group without the presence of management directors;

  •
  Conflicts of interests;

  •
  The requirement that the performance of the Chief Executive Officer be evaluated annually and reviewed by the non-management directors;

  •
  Change in position or responsibility in a director's principal occupation;

  •
  Stock holding requirements for directors and for executive officers;

  •
  Review of the performance of individual directors; and

  •
  Other matters uniquely germane to the work and responsibilities of the Board of Directors.

 Director Education

        Also pursuant to the company's Corporate Governance Guidelines, the Board of Directors is provided with, and encouraged to participate in, continuing education.

Codes of Ethics

        In addition to the Corporate Governance Guidelines, the Board of Directors has adopted a Statement of Corporate Code of Business Conduct that applies to our directors, officers and employees, and a Statement of Financial Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and the employees in our finance department. Our directors, officers and employees are also subject to our Statement of Policy Regarding Insider Trading and our Statement of Policy Regarding Related Person Transactions. We provide training to our employees regarding our codes and various company policies, which all employees are required to complete. In addition, we have adopted a Statement of Policy Regarding Corporate Code Violations (Complaints, Concerns and Whistleblowers) that is designed to ensure that all of our directors, officers and employees observe high standards of personal and business ethics consistent with the Code of Business Conduct, the Code of Ethics and our other company policies, and to provide a forum to which our directors, officers and employees may report violations or suspected violations of our company policies without fear of harassment, retaliation or adverse employment consequences. In addition, we have adopted Governance Guidelines, which identify various corporate policies and practices we have implemented. Our policies and governance guidelines are posted on our website at www.formfactor.com.

Stock Ownership Guidelines

        In an effort to more closely align the company's non-management directors' and executives' financial interests with those of our stockholders, the Board of Directors has established stock ownership guidelines for non-management directors and executive officers. Our Corporate Governance Guidelines state that (i) each independent director should hold at least the greater of (a) 5,000 shares or (b) shares equal in value to three times the annual cash retainer for service as a director; (ii) the chief executive officer of the company shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times the chief executive officer's annual base salary; and (iii) each "executive officer" other than the chief executive officer of the company (as determined by the Board) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times the executive officer's annual base salary. Shares counted for this purpose shall include shares owned by the director or executive officer, shares owned jointly with, or separately by spouse and/or minor children, including shares held in trusts, and vested, unreleased restricted stock units. Beginning April 2011, members of the Board and executive officers have five years to meet these ownership guidelines. On a going forward basis, new Board members will have five years, and new executive officers will have five years, from the time they become Board members or executive officers, as applicable, to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board after April 2011, Board members and executive officers, as applicable, will have the later of (i) three years from the time of the increase, or (ii) five years from April 2011, to acquire any additional shares needed to meet such revised guidelines.

        As of December 29, 2012, two of our directors, Messrs. DeLateur and Everett have met these stock ownership guidelines and the remaining directors are within the required time period(s) to meet these guidelines.

Independence of Directors

        Our Board of Directors has determined that each of our directors, other than Mr. St. Dennis, our Chief Executive Officer, is independent. Mr. DeLateur served as our Chief Financial Officer for a portion of 2011, and is therefore not independent under the rules of the NASDAQ Stock Market. We define "independent directors" pursuant to the rules of the U.S. Securities and Exchange Commission, or the SEC, and the NASDAQ Stock Market. To be considered independent, a director cannot be an officer or employee of our company or its subsidiaries, and cannot have a relationship with our company or its subsidiaries that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Our Board consults with our company's legal counsel to ensure that its determinations are consistent with all relevant laws, rules and regulations regarding the definition of "independent director," including applicable securities laws and the rules of the SEC and NASDAQ Stock Market.

Board Meetings

        We set the dates and times of our Board of Directors and Board committee meetings in advance of each fiscal year. During fiscal year 2012, our Board of Directors held seven (7) meetings, including three (3) telephonic conference meetings. During fiscal year 2012, James A. Prestridge served as a member of our Board of Directors from the beginning of the fiscal year through April 17, 2012, when he elected not to run for re-election as a director at the 2012 Annual Meeting of Stockholders. During fiscal year 2012, all of the directors attended all of the meetings of the Board of Directors during the period that such director served, with the exception of Messrs. DeLateur and Rogas, each of whom were unable to attend one (1) telephonic meeting due to a pre-existing conflict.

        The independent and non-executive members of our Board of Directors meet regularly in executive sessions outside of the presence of management. The independent and non-executive members met regularly prior to, and/or after, regularly scheduled meetings of the Board of Directors during fiscal year 2012 in which all independent and non-executive members attended. The independent and non-executive members also conducted telephonic meetings and/or updates during fiscal year 2012.

Committees of the Board of Directors

        Our Board of Directors has established three standing committees: (1) the Audit Committee, (2) the Compensation Committee, and (3) the Governance Committee. Members of each of the standing committees are set forth in the table above under "Board of Directors." Each committee has adopted a charter, which it reviews and assesses annually. Our Board of Directors has approved the charters of its committees. A copy of the charter of each active committee is posted on our company's website at www.formfactor.com.

        Audit Committee.    The Audit Committee oversees our company's accounting and financial reporting processes and the audits of our financial statements, including oversight of our systems of internal controls and disclosure controls and procedures, compliance with legal and regulatory requirements, our internal audit function and the selection, compensation and evaluation of our independent registered public accounting firm.

        Audit Committee Membership.    The members of our Audit Committee are Messrs. Maier, Rogas, and Zellner, with Mr. Zellner serving as the chairperson. During fiscal year 2012, Mr. Prestridge served as a member of our Audit Committee from the beginning of the fiscal year through April 17, 2012.

        Our Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the rules of the Securities and Exchange Commission and the NASDAQ Stock Market, and is able to read and understand fundamental financial statements as contemplated by such rules. Our Board of Directors has also determined that Mr. Zellner is an audit committee financial expert within the meaning of the rules of the Securities and Exchange Commission and is financially sophisticated within the meaning of the rules of the NASDAQ Stock Market.

        The Audit Committee met nine (9) times, including five (5) telephone conference meetings, during fiscal year 2012. During fiscal year 2012, all of the committee members attended all of the meetings of the Audit Committee during the period that such committee members served.

        Compensation Committee.    The Compensation Committee oversees our company's compensation and benefit plans, policies and programs, determines the compensation of our named executive officers and administers our equity plans. In addition, our Compensation Committee makes recommendations to the Board regarding appropriate compensation of our non-employee directors. For more information about the role of our Compensation Committee and our independent compensation consultant in determining executive compensation, see "Compensation Discussion and Analysis."

        Compensation Committee Membership.    The members of our Compensation Committee are Messrs. Everett, Maier and Rogas, with Mr. Rogas serving as the chairperson.

        Our Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the rules of the NASDAQ Stock Market. The Compensation Committee met six (6) times, including two (2) telephone conference meetings, during fiscal year 2012. During fiscal year 2012, all of the committee members attended all of the meetings of the Compensation Committee.

        Governance Committee.    The Governance Committee oversees our company's corporate governance practices and assesses the composition and performance of our Board and our Board committees.

        Governance Committee Membership.    The members of our Governance Committee are: Messrs. DeLateur, Everett, and Rogas, with Mr. DeLateur serving as the chairperson. Mr. Rogas joined the Governance Committee in April 2012. Mr. DeLateur became the chairperson in April 2012, assuming the chairperson position from Mr. Prestridge, who during fiscal year 2012 served as the chairperson of our Governance Committee from the beginning of the fiscal year through April 17, 2012.

        Our Board of Directors has determined that each member of the Governance Committee is independent within the meaning of the rules of the NASDAQ Stock Market. The Governance Committee met four (4) times during fiscal year 2012. During fiscal year 2012, all of the committee members attended all of the meetings of the Governance Committee during the period that such committee members served.

Director Compensation

        The form and amount of compensation paid to our non-executive directors for serving on our Board and its committees is designed to be competitive in light of industry practices and the obligations imposed by such service. In order to align the long-term interests of our directors with those of our stockholders, a portion of director compensation is provided in equity-based compensation. The value of total annualized compensation of our non-executive directors is targeted to be at approximately the median of our peer group of companies, which is described below under the "Compensation Discussion and Analysis" section in this Proxy Statement. The compensation practices of this peer group of companies were the benchmark used when considering the competitiveness of our independent director compensation in fiscal year 2012. Our independent outside compensation consultant, Radford, an Aon Consulting Company, or Radford, collected and developed the competitive data and analyses for benchmarking independent director compensation.

        The following table presents the compensation earned or paid to our non-executive directors for fiscal year 2012. Compensation paid to Mr. St. Dennis for fiscal year 2012 is described under the "Compensation Discussion and Analysis" and "Executive Compensation and Related Information"

sections below in this Proxy Statement. Mr. St. Dennis received no compensation for his service on the Board in fiscal year 2012.

Name	Fees Earned or Paid in Cash ($)(5)	Option Awards ($)(3)(4)	Stock Awards ($)(2)(3)(4)	All Other Compensation ($)	Total ($)
Richard DeLateur	50,417	—	34,974	—	85,391
G. Carl Everett, Jr.	78,167	—	34,974	—	113,141
Lothar Maier	59,167	—	34,974	—	94,141
James A. Prestridge(1)	30,500	—	—	—	30,500
Edward Rogas, Jr.	69,417	—	34,974	—	104,391
Michael W. Zeller	63,667	—	34,974	—	98,641

(1)
Mr. Prestridge resigned his Board membership effective April 17, 2012.

(2)
The stock awards are restricted stock units that we awarded to our non-executive directors under our Equity Incentive Plan. The restricted stock units will settle in shares of our common stock on the earlier of: (i) the date on which the units are fully vested, or (ii) the date that the director's engagement with our company is terminated (or the first market trading day during an open trading window under our company's Statement of Policy regarding Insider Trading thereafter if the applicable date is not on a market trading day during an open trading window, but no later than March 15th of the year following the scheduled settlement date or otherwise as determined under Section 409A of the Internal Revenue Code of 1986, as amended).

(3)
The amounts shown reflect the aggregate grant date fair value of all awards granted in fiscal year 2012 for financial statement reporting purposes in accordance with FASB Topic ASC 718. Assumptions used in the calculation of these amounts are described in Note 12-Stock-based Compensation to our company's consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012.

(4)
A summary of options and restricted stock units outstanding as of December 29, 2012 for each of our non-executive directors is as follows:

Name	Stock Options Outstanding (#)	Restricted Stock Units Outstanding (#)
Richard DeLateur(1)	196,570	12,000
G. Carl Everett, Jr.	155,000	6,000
Lothar Maier	22,726	6,000
Edward Rogas, Jr.	6,000	12,000
Michael W. Zellner	6,000	12,000

(1)
The 'Stock Options Outstanding' as reported for Mr. DeLateur includes 190,570 shares related to options granted during Mr. DeLateur's tenure as the company's Chief Financial Officer and prior to his appointment to the Board of Directors.

(5)
Cash compensation for our non-executive directors as of December 29, 2012 is set forth in the following table:

Compensation Element	Fiscal Year 2012 Cash Compensation
Director Annual Retainer	$45,000(1)
Chairperson Annual Retainer	$25,000 for Board chairperson
$22,000 for Audit Committee chairperson
$15,000 for Compensation Committee chairperson(1)
$10,000 for all other committee chairpersons
Committee Member Retainer	$11,000 for Audit Committee member
$7,500 for Compensation Committee member(1)
$5,000 for all other committee members

(1)
Prior to September 2012 the 'Director Annual Retainer' was $40,000; the 'Compensation Committee Chairperson' retainer was $12,000; and the 'Compensation Committee Member' retainer was $6,000. Radford recommended these compensation changes in July 2012 based upon its market assessment.

        Equity Compensation.    Upon joining the Board nonexecutive directors automatically receive under the Equity Incentive Plan a stock option award and a restricted stock unit award, both covering 6,000 shares of common stock. These initial awards vest monthly over a three year period. Immediately following each annual stockholders meeting continuing directors automatically receive a restricted stock unit award covering 6,000 shares of common stock vesting monthly over a one year period.

        Nonexecutive directors may elect to receive a restricted stock award or restricted stock unit under our Equity Incentive Plan in lieu of payment of a portion or all of his or her annual retainer based on the fair market value of our common stock on the date the annual retainer would otherwise be paid. As of the date of this Proxy Statement, none of our directors have made such an election.

        Other.    We reimburse all of our directors for travel, director continuing education programs and other business expenses incurred in connection with their services as a member of our company's Board and Board committees, and extend coverage to them under our company's travel accident and directors' and officers' indemnity insurance policies.

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has at any time since our incorporation been one of our officers or employees, except for Mr. Everett who served as our interim Chief Executive Officer from May 2010 to September 2010. None of our named executive officers serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving on our Board of Directors or our Compensation Committee.

Consideration of Director Nominees

        Nominations to our Board of Directors are determined by the independent members of the Board. The Board does not have a separate nominating committee in light of its relatively small size. The Board generally identifies nominees based upon recommendations by our directors and management. In addition, our Board also considers recommendations properly submitted by our stockholders. The Board of Directors may retain recruiting professionals to assist in the identification and evaluation of candidates for director nominees, and the company has, in the past, paid a third party to assist us in a director search process.

        In selecting director nominees, our Board of Directors considers candidates based on the need to satisfy the applicable rules and regulations of the SEC and the rules of the NASDAQ Stock Market, including the requirements for independent directors and an audit committee financial expert. Our Board also evaluates candidates by assessing a number of factors, including demonstrated outstanding achievement in the prospective board member's personal career, breadth of experience, soundness of judgment, ability to make independent, analytical inquiries, diversity of viewpoints and experience, and willingness to devote adequate time. The Board of Directors uses the same standards to evaluate nominees proposed by our directors and management and will use the same standards to evaluate nominees, if any, proposed by stockholders, but has no formal policy with respect to consideration of candidates recommended by stockholders.

        Stockholders can recommend qualified candidates for our Board of Directors by writing to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551.

        After evaluating Messrs. Maier and Zellner, our Board of Directors approved the nomination of these current directors for re-election as Class I members to our Board.

Corporate Codes and Policies

        We have adopted a Statement of Corporate Code of Business Conduct (Code of Business Conduct) that applies to our directors, officers and employees, and a Statement of Financial Code of Ethics (Code of Ethics) that applies to our Chief Executive Officer, Chief Financial Officer and the employees in our finance department. Our directors, officers and employees are also subject to our Statement of Policy Regarding Insider Trading, and our Statement of Policy Regarding Related Person Transactions. We provide training to our employees regarding our codes and various company policies, which all employees are required to complete. In addition, we have adopted a Statement of Policy Regarding Corporate Code Violations (Complaints, Concerns and Whistleblowers) that is designed to ensure that all of our directors, officers and employees observe high standards of personal and business ethics consistent with the Code of Business Conduct, the Code of Ethics and our other company policies, and to provide a forum to which our directors, officers and employees may report violations or suspected violations of our company policies without fear of harassment, retaliation or adverse employment consequences. In addition, we have adopted Corporate Governance Guidelines, which identify various corporate policies and practices we have implemented. Our policies and governance guidelines are posted on our website at www.formfactor.com.

Stockholder Communications with our Board

        Our stockholders may communicate with our Board of Directors, or any of our individual directors, by submitting correspondence by mail to our Corporate Secretary at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, or by e-mail at corporatesecretary@formfactor.com. Our Corporate Secretary or his designee will review such correspondence and provide such correspondence and/or summaries thereof, as appropriate, to our Board of Directors. Our company's acceptance and forwarding of communications to our Board does not imply that the company's directors owe or assume any fiduciary duties to persons submitting the communications. Our Corporate Secretary or his designee will handle correspondence relating to accounting, internal controls or auditing matters in accordance with our Statement of Policy Regarding Corporate Code Violations (Complaints, Concerns and Whistleblowers), which Statement is available on our company's website at www.formfactor.com. Our Governance Committee will periodically review our process for stockholders to communicate with our Board of Directors to ensure effective communications.

 Board Attendance at Annual Meetings

        We encourage the members of our Board of Directors to attend our annual meeting of stockholders, either in person or telephonically. We do not have a formal policy regarding attendance of annual meetings by the members of our Board. We may consider in the future whether our company should adopt a more formal policy regarding director attendance at annual meetings. All of our directors serving at the time of our 2012 Annual Meeting of Stockholders attended that annual meeting either in person or telephonically.

PROPOSAL NO. 2

ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION

        Pursuant to Section 14A of the Securities Exchange Act of 1934, we are requesting your advisory approval of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the narrative discussion set forth on pages 21 to 34 of this Proxy Statement. This non-binding advisory vote is commonly referred to as a "say on pay" vote. At our 2011 Annual Meeting of Stockholders, our stockholders indicated their preference to hold this non-binding advisory vote annually. The next non-binding advisory vote on executive compensation will occur at our 2014 Annual Meeting of Stockholders.

        In 2012, based on business results and consistent with our pay for performance philosophy, we paid annual cash incentives equaling 5.84% of the targeted annual incentive to each of our named executive officers and all other employees participating in this plan. Our actual total direct compensation (base salary, annual cash incentives and grant value of long term equity incentives) for each named executive officer was approximately the 50th percentile of our peer group. In addition, in 2012, we introduced performance based RSU's for at least 50% of the number of awards granted to executives. Consistent with our broader growth objectives while conserving cash, our 2012 executive compensation program was designed to meet the following objectives:

  1.
  Minimizing cash compensation to the extent possible, by avoiding cash-consuming practices such as tax gross-ups, generous severance and retirement packages or guaranteed bonuses;

  2.
  Setting aggressive targets for cash incentive compensation to encourage performance; and

  3.
  Emphasizing equity compensation to align the interests of our named executive officers with those of our stockholders and incentivize them to work toward our turnaround, including by granting performance based restricted stock unit awards.

        We encourage you to carefully review the "Compensation Discussion and Analysis" beginning on page 21 of this Proxy Statement for additional details on FormFactor's executive compensation, including FormFactor's compensation philosophy and objectives, as well as the processes our Compensation Committee used to determine the structure and amounts of the compensation of our named executive officers in fiscal year 2012.

        We are asking you to indicate your support for the compensation of our named executive officers as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking you to vote "FOR" the approval, on an advisory basis, of the following resolution at the Annual Meeting:

  "RESOLVED, that the compensation paid to FormFactor, Inc.'s named executive officers, as disclosed pursuant to the Securities and Exchange Commission's compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and the narrative discussion set forth on pages 22 to 35 of the Proxy Statement, is hereby approved."

        While the results of this advisory approval are not binding, the Compensation Committee will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions for named executive officers.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL
OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN
THIS PROXY STATEMENT.

PROPOSAL NO. 3

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR
FISCAL YEAR 2013

        The third proposal is to ratify the selection of KPMG LLP ("KPMG") as FormFactor's independent registered public accounting firm for fiscal year 2013. The Audit Committee of our Board of Directors has appointed KPMG as the independent registered public accounting firm to perform the audit of our financial statements for fiscal year 2013, and our stockholders are being asked to ratify such selection. Representatives of KPMG are expected to be present at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

        Ratification by our stockholders of the selection of KPMG as our independent registered public accounting firm is not required by applicable law, our certificate of incorporation, our bylaws or otherwise. However, our Board of Directors is submitting the selection of KPMG to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify this selection, our Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the selection of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of our company and stockholders.

Our Board of Directors recommends a vote FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm
for fiscal year 2013.

Principal Auditor Fees and Services

        Our Board of Directors is recommending a vote for ratification of the selection of KPMG as the Company's independent registered accounting firm for fiscal year 2013. For the fiscal years 2012 and 2011, PricewaterhouseCoopers LLP ("PwC") was the Company's independent registered public accounting firm. The following is a summary of fees for professional services rendered to our company by PwC, our independent registered public accounting firm for our fiscal years 2012 and 2011, related to fiscal years 2012 and 2011.

	2012	2011
Audit Fees	$1,191,500	$835,900
Audit-Related Fees	233,000	—
Tax Fees	38,700	93,500
All Other Fees	—	—

Total	$1,463,200	$929,400

        Audit Fees.    Audit Fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements for fiscal years 2012 and 2011, the audit of the effectiveness of our internal control over financial reporting, and the review of our consolidated financial statements included in our Form 10-Q quarterly reports for fiscal years 2012 and 2011. Audit fees also include services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

        Audit-Related Fees.    Audit-Related Fees consist of fees billed for assurance and related services that are traditionally performed by the independent registered public accountant and are not reported under "Audit Fees." For fiscal year 2012, such fees were for services in connection with the financial due diligence related to the acquisition of Astria Semiconductor Holdings, Inc.

        Tax Fees.    Tax Fees consist of fees billed for professional services for tax compliance, tax preparation, tax advice and tax planning. These services consist of assistance regarding federal, state and international tax compliance, assistance with the preparation of various tax returns, research and design tax study and international compliance.

        All Other Fees.    All Other Fees consist of fees for products and services other than the services reported above.

Pre-Approval of Audit and Non-Audit Services of Auditor

        Our Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to our Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services described above with respect to audit fees, audit-related fees and tax fees were pre-approved by our Audit Committee pursuant to its pre-approval policy.

Change in Accountants

        As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 8, 2013, on April 2, 2013, we dismissed PwC after reviewing our alternatives, including the continued engagement of PwC.

        The audit reports of PwC on the consolidated financial statements of the Company and its subsidiaries as of and for the years December 29, 2012 and December 31, 2011, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by our Audit Committee.

        During the two fiscal years ended December 31, 2011 and December 29, 2012 and the subsequent interim period through April 2, 2013, there were no (1) disagreements between us and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference thereto in their reports on the consolidated financial statements for such years, or (2) "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        On April 5, 2013, our Audit Committee engaged KPMG to serve as our principal independent accountant for the fiscal year ending December 28, 2013, effective immediately.

        During the two fiscal years ended December 31, 2011 and December 29, 2012 and the subsequent interim period through April 5, 2013, (i) we did not both (a) consult with KPMG as to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements and (b) receive a written report or oral advice that KPMG concluded was an important factor considered by us in reaching a decision as to such accounting, auditing or financial reporting issue; and (ii) we did not consult KPMG on any matter that was either the subject of a "disagreement," as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a "reportable event," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

        We provided PwC with a copy of the abovementioned Form 8-K and requested PwC to furnish us with a letter addressed to the SEC stating whether it agreed with the above statements. A copy of such letter, dated April 8, 2013, was filed as Exhibit 16.01 to the Form 8-K.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of our Securities

        The following table presents information regarding the beneficial ownership of our common stock as of March 28, 2013 for:

  •
  each person or entity known by us to own beneficially more than 5% of our common stock;

  •
  each of our directors;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        The percentage of beneficial ownership for the following table is based on 53,941,978 shares of our common stock outstanding as of March 28, 2013. Beneficial ownership is determined under the rules and regulations of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power. It also includes shares of common stock that the stockholder has a right to acquire within 60 days of March 28, 2013 through the exercise of any option, unit or other right. The percentage ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules and regulations of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has exercised options, units or other rights into shares of our common stock.

        To our knowledge, except under community property laws or as otherwise noted, the persons named in the table below have sole voting and sole investment power with respect to all equity beneficially owned. Unless otherwise indicated, each director, officer and 5% stockholder listed below maintains a mailing address of c/o FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551.

Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
PRIMECAP Management Company(1)	7,426,918	13.77%
Vanguard Horizon Funds—Vanguard Capital Opportunity Fund(2)	5,759,700	10.68%
The Vanguard Group, Inc.(3)	3,088,659	5.73%
BlackRock, Inc.(4)	2,803,878	5.20%
Thomas St. Dennis(5)	929,820	1.70%
Stuart L. Merkadeau(6)	491,083	*
Richard DeLateur(7)	224,154	*
G. Carl Everett, Jr.(8)	203,530	*
Michael M. Ludwig(9)	120,138	*
Lothar Maier(10)	52,726	*
Edward Rogas, Jr.(11)	24,332	*
Michael W. Zellner(12)	20,332	*
All current directors and executive officers as a group (8 persons)(13)	2,066,115	3.70%

*
Represents beneficial ownership of less than 1%.

(1)
As reported in Amendment No. 8 to the Schedule 13G of PRIMECAP Management Company reflecting beneficial ownership as of December 31, 2012, which was filed on February 14, 2013 with the Securities and Exchange Commission. The address of PRIMECAP Management Company is 225 South Lake Avenue, #400, Pasadena, California 91101.

(2)
As reported in Amendment No. 8 to the Schedule 13G of Vanguard Horizon Funds—Vanguard Capital Opportunity Fund reflecting beneficial ownership as of December 31, 2012, which was filed on February 14, 2013 with the Securities and Exchange Commission. The address of Vanguard Horizon Funds—Vanguard Capital Opportunity Fund is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(3)
As reported in Amendment No. 1 to the Schedule 13G of The Vanguard Group, Inc. reflecting beneficial ownership as of December 31, 2012, which was filed on February 12, 2013 with the Securities and Exchange Commission. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania, 19355.

(4)
As reported in Amendment No. 3 to the Schedule 13G of BlackRock, Inc. reflecting beneficial ownership as of December 31, 2012, which was filed on February 8, 2013 with the Securities and Exchange Commission. The address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

(5)
Represents 31,166 shares held directly by Mr. St. Dennis, 893,654 shares issuable upon exercise of options, and 5,000 units convertible to common stock, all of which shares and units will be vested within 60 days of March 28, 2013.

(6)
Represents 10,225 shares held by the Stuart L. Merkadeau and Lisa A. Merkadeau Living Trust, 31,863 shares held directly by Mr. Merkadeau, 440,645 shares issuable upon exercise of options, and 8,350 units convertible to common stock, all of which shares will be vested within 60 days of March 28, 2013.

(7)
Represents 32,918 shares held directly by Mr. DeLateur, 181,236 shares issuable upon exercise of options, and 10,000 units convertible to common stock, all of which shares and units will be vested within 60 days of March 28, 2013.

(8)
Represents 50,864 shares held by the Everett Family Revocable Trust, 146,666 shares issuable upon exercise of options, and 6,000 units convertible to common stock, all of which shares and units will be vested within 60 days of March 28, 2013.

(9)
Represents 33,879 shares held directly by Mr. Ludwig, 78,009 shares issuable upon exercise of options, and 8,250 units convertible to common stock, all of which shares will be vested within 60 days of March 28, 2013.

(10)
Represents 12,000 shares held by the Maier Family Revocable Trust, 12,000 shares held directly by Mr. Maier, 22,726 shares issuable upon exercise of options, and 6,000 units convertible to common stock, all of which shares and units will be vested within 60 days of March 28, 2013.

(11)
Represents 8,000 shares held directly by Mr. Rogas, 5,166 shares issuable upon exercise of options, and 11,166 units convertible to common stock, all of which shares and units will be vested within 60 days of March 28, 2013.

(12)
Represents 6,000 shares held directly by Mr. Zellner, 4,166 shares issuable upon exercise of options, and 10,166 units convertible to common stock, all of which shares and units will be vested within 60 days of March 28, 2013.

(13)
Represents 228,915 shares held directly or in trust by the company's directors and executive officers as a group, 1,772,268 shares issuable upon exercise of options, and 64,932 units convertible into common stock, all of which shares and units will be vested and exercisable within 60 days of March 28, 2013.

 Equity Compensation Plans

        The following table sets forth certain information, as of December 29, 2012, concerning securities authorized for issuance under all equity compensation plans of our company:

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity Compensation plans approved by our stockholders(1)	6,437,793	(2)	$13.11	(3)	10,283,808	(4)
Equity compensation plans not approved by our stockholders	-0-		-0-		-0-

Total	6,437,793		$13.11		10,283,808

(1)
Includes our Equity Incentive Plan, Incentive Option Plan, 1996 Stock Option Plan, and the Employee Stock Purchase Plan. Since the effectiveness of our Equity Incentive Plan in connection with our initial public offering, we only grant awards under our Equity Incentive Plan.

(2)
Represents 4,208,847 shares subject to outstanding options, 1,738,946 shares subject to outstanding time-based restricted stock units, and 490,000 shares subject to unearned performance-based restricted stock units. The unearned performance-based restricted stock units reflect the 'Target' number of units that can be earned based on the award metric. Actual units earned may vary from 0% - 150% of the 'Target' number. Excludes securities that may be issued under our Employee Stock Purchase Plan.

(3)
Excludes outstanding restricted stock units, both 'time' and 'performance' based, which do not have an exercise price.

(4)
Represents, as of December 29, 2012, 6,523,724 shares of our common stock reserved for future issuance under our Equity Incentive Plan and 3,760,084 shares of our common stock reserved for future issuance under our Employee Stock Purchase Plan. Securities available for future issuance under the Equity Incentive Plan reflects unearned performance based restricted stock unit awards based on the metric 'Target' level. Securities available for issuance will be adjusted accordingly based on the actual units earned.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees FormFactor's accounting and financial reporting processes on behalf of our Board of Directors. FormFactor's management has primary responsibility for the preparation and integrity of our company's consolidated financial statements, for implementing systems of internal control over financial reporting and for other financial reporting-related functions. The company's independent registered public accounting firm for its fiscal 2012, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of FormFactor's consolidated financial statements, expressing an opinion, based upon its audit, as to the conformity of such financial statements with generally accepted accounting principles in the United States and attesting to the effectiveness of FormFactor's internal control over financial reporting.

        In discharging its oversight responsibility, the Audit Committee has reviewed and discussed, with our management and PricewaterhouseCoopers LLP, the audited consolidated financial statements of FormFactor as of and for the year ended December 29, 2012, including a discussion of the quality of FormFactor's financial reporting and internal control over financial reporting, as well as the selection, application and disclosure of critical accounting policies. In addition, the Audit Committee has reviewed and discussed the reports of FormFactor's internal audit function and the performance of the internal audit function during fiscal year 2012.

        The Audit Committee has discussed with PricewaterhouseCoopers LLP, with and without the company's management present, the matters required to be discussed by Statement on Auditing Standards No. 114, "The Auditor's Communication With Those Charged With Governance," which supersedes Statement on Auditing Standards No. 61 as amended, "Communication with Audit Committees," including the judgment of PricewaterhouseCoopers LLP as to the quality of our company's financial reporting, effectiveness of internal control over financial reporting and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee also discussed with PricewaterhouseCoopers LLP the remediated material weakness regarding the failure to maintain effective controls over the valuation of inventory and the related cost of revenues accounts, which was previously identified in our company's internal control over financial reporting, and the remediation steps our company's management took to address the material weakness.

        The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with PricewaterhouseCoopers LLP the independent accountant's independence.

        Based on the above-mentioned reviews and discussions, the Audit Committee has recommended to our Board of Directors that FormFactor's consolidated financial statements as of and for the year ended December 29, 2012 be included in the company's Annual Report on Form 10-K for the year ended December 29, 2012.

Submitted by the Audit Committee

Michael W. Zellner, Chairperson
Lothar Maier
Edward Rogas, Jr.

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

        This compensation discussion and analysis describes and analyzes FormFactor's compensation program for its named executive officers. FormFactor's named executive officers for fiscal year 2012 include our Chief Executive Officer or CEO, Chief Financial Officer or CFO, and our Senior Vice President, General Counsel.

Executive Summary

Compensation Governance

  •
  Perquisites.  There were no special benefits, perquisites or tax gross-ups for our named executive officers.

  •
  Independence.  The Compensation Committee is comprised solely of independent directors. Additionally, the Compensation Committee's independent compensation consultant is retained directly by the Compensation Committee and performs no other services for our company's management. No work performed by our independent compensation consultant in 2012 raised a conflict of interest.

  •
  Stock Ownership Guidelines have been adopted for our named executive officers and directors.

  •
  Hedging.  Our insider trading policy prohibits hedging of company stock or the use of company stock as collateral of any loan.

  •
  Clawback Policy.  The Compensation Committee has approved a clawback policy that will comply with the applicable sections of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

  •
  Repricing.  Our Equity Incentive Plan, as amended, prohibits repricings without the approval of stockholders.

  •
  Risk Analysis.  Compensation programs are structured to avoid inappropriate risk taking by our executives, and all employees, by having the appropriate pay philosophy, peer group and market positioning to support reasonable business objectives. As a result, the Compensation Committee and its independent consultant have concluded that the risks arising from our company's employee compensation program are reasonable, in the best interest of our stockholders, and not likely to have a material adverse effect on our company.

        Executive Compensation Philosophy.    The Compensation Committee of our Board of Directors oversees our company's executive compensation program and ensures that our named executive officers are compensated in a manner consistent with our business strategy, competitive market practice, sound corporate governance principles and stockholder interests. The core of our executive compensation philosophy is to pay-for-performance.

        In determining executive compensation for fiscal year 2012, the Compensation Committee considered the stockholder support for the "Say on Pay" proposals from our meeting of stockholders in 2011 and 2012. As a result the Compensation Committee continued to apply the same effective principles and philosophy it had used in previous years in determining executive compensation and will continue to consider stockholder concerns and feedback in the future. Our Compensation Committee did, in consultation with our independent compensation consultant, reduce the target bonuses of two of our three named executive officers. See also "Fiscal 2013 Compensation Approach", below, for a description of additional employee compensation principles.

  •
  Elements of Executive Compensation.  The three major elements of our executive compensation program for fiscal year 2012 were:

  •
  base salary targeted at approximately the median—60th percentile of our peer companies;

  •
  semi-annual performance-based cash incentive award target levels are such that target total cash compensation is targeted between the 60th—75th percentiles of our peer companies, based on performance; and

  •
  long-term, performance-based equity incentive awards targeted between the median and 75th percentile of our peer companies, based on performance.

        Fiscal Year 2012 Performance and Executive Compensation.    During fiscal year 2012, we saw revenues increase from fiscal year 2011. Revenues for fiscal year 2012 were $178.5 million, an increase of 5% from $169.3 million in fiscal year 2011. This increase in revenues is attributable to our acquisition of MicroProbe in the fourth quarter of fiscal 2012. Absent the acquisition, fiscal 2012 revenues would have decreased 6% compared to fiscal 2011 due to continued deteriorating conditions in the DRAM industry. Due to continued improvement in execution, the continued reduction of our operating structure and a $25.5 million tax benefit resulting from the acquisition of MicroProbe, loss on a GAAP basis for fiscal year 2012 was down to $35.5 million compared to a net loss for fiscal year 2011 of $66.0 million. In addition, the new management team continues to lead the company to develop new products, improve business execution and focus on achieving profitable growth.

        Based on the above performance, we paid annual cash incentives equaling 5.84% of the targeted annual incentive to each of our named executive officers. The actual annual cash incentive paid in 2012 is included under the "Executive Compensation And Related Information—Summary Compensation" table under the header "Non-Equity Incentive Plan Compensation". Our Actual Total Direct Cash compensation (base salary and annual cash incentives) for each named executive officer was at approximately the 25th percentile of our peer group for 2012.

Compensation Philosophy and Framework

  Compensation Objectives

        We are committed to a compensation philosophy that is market-competitive and ensures that our named executive officers and other employees share in our company's success. Our executive compensation plans, policies and programs are designed to achieve three primary objectives:

  •
  Attract, retain and motivate highly skilled individuals based upon their contribution to the success of our company, and that of our stockholders,

  •
  Drive outstanding achievement of business objectives and reinforce our company's strong pay-for-performance culture, and

  •
  Align our named executive officers' interests and value creation opportunities with the long-term interests and value creation opportunities of our stockholders.

  Target Pay Position/Mix of Pay

        Our compensation program is comprised of a combination of base salary, semi-annual variable pay-for-performance cash incentive payments, and long-term equity grants. Each of these components is discussed in greater detail below under "Compensation Decisions." We target our pay, both for the individual components and in the aggregate, to be competitive with the practices of our peer companies. Our strategy has been to examine peer group compensation practices, and with an understanding of those practices, create a highly leveraged, variable compensation opportunity for our named executive officers. The Compensation Committee believes this approach best supports the pay-for-performance culture, and in turn, the creation of stockholder value. Our emphasis on variable, or at-risk, compensation ensures that our named executive officers, absent retention needs, receive target or above-target compensation only to the extent that our company's performance goals have been achieved or exceeded.

  Compensation Benchmarking

        The Compensation Committee examines the compensation practices of a peer group of companies, supplemented by various survey data, to assess the competitiveness of all elements of our executive officer compensation programs. In January 2012, the Compensation Committee, with the assistance of its independent compensation consultant, Radford, an Aon Hewitt Company, completed its annual review of our peer group. Based on the Compensation Committee's review and advice of Radford, our updated "core" peer group for fiscal years 2012 consisted of 14 companies for purposes of determining the competitiveness of our named executive officer compensation in 2012.

        The 2012 peer companies were selected using the Global Industry Classification Standard codes and the objective criteria shown in the table below:

Global Industry Classification Standard Code	Trailing 12-Months Revenue Range	Market Capitalization Range
Semiconductor—45301020 and Semiconductor equipment—45301010	$150 million - $700 million	$100 million - $1.5 billion

        The companies that were part of our "core" peer group for 2012 include:

ATMI	Cymer	Nanometrics
Axcelis Technologies	Electro Scientific Industries	Photronics
Brooks Automation	Entegris	Rudolph Technologies
Cabot Microelectronics	Emcore	Tessera Technologies
COHU	LTX-Credence

        As explained in "Fiscal 2013 Compensation Approach", below, Radford recommended to the Compensation Committee changes to the objective peer group criteria and, consequently, the Company peer group.

Compensation Decisions

        The Compensation Committee retains all rights to determine all matters of executive compensation and benefits, but has delegated, to our Chief Executive Officer and the company's Human Resources department, the responsibility of issuing equity grants to new hires based on a pre-approved schedule and grant guideline.

        The independent compensation consultant hired by the Compensation Committee, Radford, is retained directly by the Compensation Committee and currently serves as its independent compensation consultant. Radford worked directly with the Compensation Committee, and not on behalf of our company's management, to provide advice and recommendations on competitive market practices and specific compensation decisions. In 2012, Radford did not provide our company's management with any services. The Compensation Committee determined that their retention of Radford did not raise a conflict of interest.

 Compensation Components

  Base Salary

        Base salaries are designed to provide market-competitive, fixed compensation, which allows us to attract and retain the highly skilled executive officers required to drive business results and stockholder value.

        The Compensation Committee typically reviews base salary rates for our named executive officers annually. Salary rates and any annual adjustments are determined by the Committee based on a number of factors, including level of responsibility, expertise, and experience of the individual, internal equity, individual and company performance, competitive conditions in the industry, and salary norms for individuals in comparable positions at comparable companies. 2012 base salaries for named executive officers were targeted to be between the median and the 60th percentile of our peer group although actual average base salary levels approximate the 25th percentile. The Committee also considers recommendations made by our Chief Executive Officer regarding salary rate adjustments for his direct reports. Discussions regarding the compensation of each named executive officer, including our Chief Executive Officer, are held outside of his presence.

        For our named executive officers, and other executive staff, the Compensation Committee approved the reduction of base salaries by 10% effective with the October 18, 2012 payroll. The base salaries for our named executive officers in fiscal year 2012 were as follows:

Named Executive Officer	Position	Annual Base Salary Before October 18, 2012		Annual Base Salary Effective October 18, 2012
Thomas St. Dennis	Chief Executive Officer	$480,000		$432,000
Michael Ludwig	Chief Financial Officer	$300,000		$270,000
Stuart L. Merkadeau	Senior Vice President, General Counsel and Secretary	$290,000	(1)	$261,000

(1)
Mr. Merkadeau received a 3.57% increase effective April 2012.

  Bonus

        We provide a semi-annual bonus opportunity through our company's Employee Incentive Plan which awards cash bonuses to our named executive officers and other employees based upon the achievement of corporate and individual performance objectives. In 2012 bonus target levels were established so that Target Total Cash compensation (base salary and annual cash incentive) ranged from the 60th percentile to the 75th percentile of our peer group if performance goals were achieved. Bonuses were paid to named executive officers, as well as other participating employees, in 2012 equivalent to 5.84% of their annual bonus target. Actual Total Cash for named executive officers in 2012 was at the 25th percentile of our peer group.

        For fiscal year 2012, upon the recommendation of Radford based upon their analysis of peer group data, the Compensation Committee reduced the target award established for each of the named executive officers from 90% to 60% of each of the named executive officer's annual base salary, except for the Chief Executive Officer, whose target awards were set at 100% of his annual base salary.

  Equity

        Our Equity Incentive Plan authorizes the award of stock options, restricted stock and restricted stock units to our named executive officers. Equity awards to our officers are made at the discretion of the Compensation Committee in accordance with the Equity Incentive Plan and our company's equity grant guidelines. Compensation tied to the performance of our company's common stock is used to reward performance and contributions to our company, as well as for retention purposes.

        The Compensation Committee believes that equity compensation is a very important component of our pay-for-performance compensation philosophy, and is an effective way to align compensation for named executive officers over a multi-year period directly with the interests of our company's stockholders by motivating and rewarding creation and preservation of stockholder value.

  Annual Equity Awards

        The 2012 annual equity grants delivered to our named executive officers represented grant values between the 50th and 75th percentile of our 2012 peer group. Subject to the officer's continued service with our company, the time-based restricted stock unit awards will vest annually on each vest base date anniversary over a period of three years. The performance-based restricted stock unit awards will vest 50% of the earned units based upon the achievement of operating cash flow goals for 2013, and the remaining 50% of the award earned, subject to continued service, will vest on the earlier of death or termination of employment on account of disability or on the one-year anniversary of the date the awards are certified by the Compensation Committee as earned. Our named executive officers and other employees receive value from equity awards only to the extent that our company's stock price, and therefore, stockholder value, increases above the grant date fair market value. Restricted stock units are impacted by all stock price changes, so the value to named executive officers and other employees is affected by both increases and decreases in stock price.

        In May 2012, the Compensation Committee made the following annual equity awards to our named executive officers as set forth in the table below:

Named Executive Officer	2012 Annual Stock Option Awards (#)	2012 Annual Time-Based Restricted Stock Unit Awards (#)	2012 Annual Performance-Based Restricted Stock Unit Awards (#)(1)
Thomas St. Dennis	-0-	50,000	100,000
Michael Ludwig	-0-	25,000	45,000
Stuart L. Merkadeau	-0-	20,000	35,000

(1)
Performance-based restricted stock unit awards reflect the 'Target' number of units that can be earned based on the satisfaction of the operating cash flow goals. Actual units earned may vary from 0%—150% of the 'Target' number based upon performance.

        See the table entitled "Grants of Plan-Based Awards—Fiscal Year 2012" under "Executive Compensation and Related Information" in this Proxy Statement for additional information regarding equity awards to our named executive officers in fiscal year 2012.

        The Compensation Committee also desires to create the appropriate balance between equity-based executive pay and stockholder concerns about stock usage and dilution. The burn rate during fiscal year 2012 (4.51%) increased from 2011 (3.63%) but is still well below our target burn rate of 5.83%. In January 2012, the Compensation Committee met and approved a burn rate for fiscal year 2012 and the company has committed to stockholders that the average annual burn rate for 2012-2014 will not exceed the Institutional Shareholder Services' burn rate threshold of 5.83% (with a two-to-one conversion ratio for restricted shares).

        Equity awards to our named executive officers are generally made on an annual basis, along with the annual equity awards made to other employees of our company. All annual grants are made at a regularly scheduled meeting of the Compensation Committee under our guidelines for equity awards and during an open trading window under our company's insider trading policy.

 Stock Ownership Guidelines

        We have stock ownership guidelines for our executive officers and members of our Board of Directors, which are set forth in our company's Governance Guidelines. Our Corporate Governance Guidelines state that (i) each independent director should hold at least the greater of (a) 5,000 shares or (b) shares equal in value to three times the annual cash retainer for service as a director; (ii) the chief executive officer of the company shall hold at least the greater of (a) 10,000 shares or (b) shares equal in value to three times the chief executive officer's annual base salary; and (iii) each "executive officer" other than the chief executive officer of the company (as determined by the Board) should hold at least the greater of (a) 10,000 shares or (b) shares equal in value to two times the executive officer's annual base salary. Shares counted for this purpose shall include shares owned by the director or executive officer, shares owned jointly with, or separately by spouse and/or minor children, including shares held in trusts, and vested, unreleased restricted stock units. Beginning April 2011, members of the Board and executive officers will have five (5) years to meet these ownership guidelines. Going forward, new Board members will have five (5) years and new executive officers will have five (5) years from the time they become executive officers to meet the ownership guidelines. In the event the requisite number of shares is increased by the Board after April 2011, Board members and executive officers, as applicable, will have the later of three years from the time of the increase, or five years from April 2011, to acquire any additional shares needed to meet such revised guidelines.

        As of December 29, 2012, none of our named executive officers have met these stock ownership guidelines, although they are still within the required time period to meet the guidelines.

Clawback Policy

        In March 2011, we adopted a clawback policy which requires that in the event our company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee will seek to recover from any current or former executive officer any incentive-based compensation for the three year period preceding the date on which an accounting restatement is required, based on erroneous data, in excess of what would have been paid to the executive officer under the accounting restatement.

Change of Control Benefits

        In January 2011, we renewed our change of control severance agreements with our executive officers, which agreements are described in this Proxy Statement under "Executive Compensation and Related Information—Change of Control, Severance, Separation and Indemnification Agreements." The Compensation Committee believes that these agreements protect the interests of our stockholders by providing a framework for avoiding the distraction and loss of key management personnel that may occur in connection with rumored or actual fundamental corporate changes. The uncertainty about future status of employment among management that can arise in the face of a potential change of control could result in the untimely departure or distraction of key officers. Change of control agreements provide support to officers to remain with our company despite uncertainties while a change of control is under consideration or pending and the Compensation Committee believes that the potential benefits under these agreements are reasonable and comparable to competitive agreements offered by our peer companies to their senior executives. Benefits are only provided to the executive in the event that the executive is terminated following a change of control and the executive's position is eliminated or there is a material change in the terms and conditions of this "double trigger". The agreements do not include a gross up for excise tax under Internal Revenue Code section 280G.

        Under our Employee Incentive Plan, which provides for performance bonuses to our executive officers, if a change in control of our company occurs, all bonus awards will be deemed to have been earned at 100% of the bonus target percentage for the current plan measurement period (and for the subsequent consecutive measurement periods if they fall within the same fiscal year) and will be paid to the participants at that time.

        Under our Equity Incentive Plan, if a change in control occurs, performance based equity awards will be deemed earned at the greater of target or actual results immediately prior to the change in control and, unless the awards are replaced, they will be settled immediately prior to the change in control.

Other Benefits and Perquisites

        Our named executive officers participate in various employee benefit plans, including health, dental and vision care plans, life insurance and our company's 401(k) and stock purchase plans. These benefit plans are the same plans offered to our other employees.

Tax Considerations

        Section 162(m) of the Internal Revenue Code of 1986, as amended, establishes a limitation on the deductibility of compensation payable in any particular tax year to our Chief Executive Officer and the three other most highly compensated officers of our company excluding our Chief Financial Officer. Section 162(m) of the Code generally provides that publicly-held companies cannot deduct compensation paid to its top officers to the extent that such compensation exceeds $1 million per officer. Compensation that is "performance-based" compensation within the meaning of the Code is exempted from the $1 million deduction limit.

        While the Compensation Committee attempts to maximize the deductibility of compensation paid to our named executive officers, the Committee retains the discretion and flexibility necessary to provide total compensation in line with competitive practice, our compensation philosophy and the interests of our stockholders. Accordingly, from time to time, the Compensation Committee may approve, and our company may pay, compensation to our named executive officers that is not fully deductible under Section 162(m).

        Our change of control severance agreements discussed below in the "Executive Compensation and Related Information—Change of Control, Severance, Separation and Indemnification Agreements" section of this Proxy Statement are designed to comply with the requirements of Section 409A of the Internal Revenue Code.

Fiscal 2013 Compensation Approach

        For fiscal year 2013, the benchmarking of the major elements of our executive compensation program were updated so that above-median compensation is linked to performance:

  •
  base salary will be targeted at approximately the median of our peer companies;

  •
  total direct compensation (base salary, annual cash incentives and long term equity incentives) will be targeted at the median of our peers, assuming achievement at plan. Higher levels of total direct compensation may be achieved should company performance exceed plan. Lower levels of total direct compensation will apply should company performance not achieve plan.

In February 2013, Radford recommended to the Compensation Committee the following changes in the objective criteria:

Global Industry Classification Standard Code	Trailing 12-Months Revenue Range	Market Capitalization Range
Semiconductor—45301020 and Semiconductor equipment—45301010	$125 million - $650 million	$90 million - $850 million

Based on this updated criteria, the Compensation Committee approved the following changes to the peer group for fiscal year 2013, as follows:

Updated Peer Group

Advanced Energy Industries*	Entropic*	Photronics
ATMI	Integrated Silicon Solutions*	Rambus*
Axcelis Technologies	IXYS Corporation*	Rudolph Technologies
Brooks Automation	LTX-Credence	Sigma Designs*
Cabot Microelectronics	Mindspeed Technologies*	STEC*
COHU	Nanometrics	Tessera Technologies
Emcore	Pericom Semiconductor*	Voltera Semiconductor

*
New companies in the Updated Peer Group.

        The above peer group companies are closer to the Company in revenue size and market capitalization. Several also list FormFactor as a peer group company.

Further with respect to the three general categories of total direct compensation:

  •
  Base Salaries—The Compensation Committee does not expect to make material adjustments to the annual base salaries for the named executive officers in fiscal 2013.

  •
  Variable Cash Incentive Awards—Achievement of variable cash incentive awards in fiscal 2013 for named executive officers will be measured solely on the basis of the achievement of pre-established financial goals.

  •
  Long-Term, Equity-Based Incentive Awards—The Committee intends that a majority portion of equity grants will be subject to one or more multi-year performance conditions.

 REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee reviewed and discussed the "Compensation Discussion and Analysis" contained in this Proxy Statement with our company's management. Based on this review and discussions, the Compensation Committee has recommended to FormFactor's Board of Directors that the "Compensation Discussion and Analysis" be included in this Proxy Statement.

Submitted by the Compensation Committee
Edward Rogas, Chairperson
G. Carl Everett, Jr.
Lothar Maier

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation

        The following table presents information regarding the compensation paid during fiscal years 2012, 2011 and 2010 to our Chief Executive Officer, our Chief Financial Officer, and our Senior Vice President, General Counsel and Secretary who served as our executive officers during fiscal year 2012.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)		Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Thomas St. Dennis	2012	465,231	—	623,900	(5)	—	27,408	—	1,116,539
Chief Executive Officer	2011	476,308	—	207,380		653,835	—	—	1,337,523
	2010	147,692	—	451,140		1,472,400	14,900	—	2,086,132
Michael M. Ludwig	2012	293,077	—	296,353	(6)	—	10,278	3,750	603,458
Senior Vice President,	2011	278,077	—	311,070		326,918	—	—	916,065
Chief Financial Officer(1)
Stuart L. Merkadeau	2012	280,808	—	233,963	(7)	—	9,842	3,750	528,363
Senior Vice President,	2011	280,000	—	207,380		—	—	4,744	492,124
General Counsel and Secretary	2010	280,000	—	210,501		793,264	86,688	3,018	1,373,471

(1)
Mr. Ludwig was appointed Chief Financial Officer effective May 16, 2011.

(2)
The dollar amounts reflected are based on the fair value of the award as of the grant date. The fair value of option awards is calculated using the Black-Scholes option-pricing model while the fair value of stock awards is based on the closing fair market value of our common stock as reported on the NASDAQ Global Market on the grant date. Assumptions used in the calculation of these amounts are described in Note 12—Stock-Based Compensation to our company's consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012.

(3)
Represents amounts earned for performance in the applicable year under our company's Employee Incentive Plan, which is described under "Compensation Discussion and Analysis" in this Proxy Statement.

(4)
The amounts in this column for fiscal year 2012 represent matching contributions under our company 401(k) Plan. There were no matching contributions in fiscal 2010 and fiscal 2011.

(5)
The dollar amount shown includes time-based restricted stock unit awards and performance-based restricted stock unit awards. The performance-based restricted stock unit award grant date valuation of $311,950 is based on a probable 'Threshold' achievement for the award. If the maximum achievement of 150% is earned the performance-based restricted stock unit award grant date valuation will be $935,850.

(6)
The dollar amount shown includes time-based restricted stock unit awards and performance-based restricted stock unit awards. The performance-based restricted stock unit award grant date valuation of $140,378 is based on a probable 'Threshold' achievement for the award. If the maximum achievement of 150% is earned the performance-based restricted stock unit award grant date valuation will be $421,133.

(7)
The dollar amount shown includes time-based restricted stock unit awards and performance-based restricted stock unit awards. The performance-based restricted stock unit award grant date valuation of $109,183 is based on a probable 'Threshold' achievement for the award. If the maximum achievement of 150% is earned the performance-based restricted stock unit award grant date valuation will be $327,548.

Grants of Plan-Based Awards in Fiscal Year 2012

        The following table presents information regarding stock options and restricted stock units granted during fiscal year 2012 to our named executive officers named in the summary compensation table above. We granted these equity awards to these officers under our Equity Incentive Plan. The vest schedule for the stock awards is set forth below in the "Outstanding Equity Awards at Fiscal Year Ended December 29, 2012" table. There can be no assurance that the Grant Date Fair Value of Stock Awards will ever be realized. The following table also presents information regarding potential awards under our Employee Incentive Plan for fiscal year 2012 under the "Non-Equity Incentive Plan Awards"

columns. All awards presented in the table below are further described under "Compensation Discussion and Analysis—Compensation Components—Equity" in this Proxy Statement.

	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			Grant Date for Stock and Option Awards	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)
											Grant Date Fair Value of Stock and Option Awards ($)(2)(3)
Name	Threshold ($)	Target ($)	Max ($)	Threshold 50% (#)	Target 100% (#)	Max 150% (#)
Thomas St. Dennis	—	432,000	864,000	50,000	100,000	150,000	5/4/2012				311,950
							5/4/2012	50,000	—	—	311,950
Michael M. Ludwig	—	162,000	324,000	22,500	45,000	67,500	5/4/2012				140,378
							5/4/2012	25,000	—	—	155,975
Stuart L. Merkadeau	—	156,600	313,200	17,500	35,000	52,500	5/4/2012				109,183
							5/4/2012	20,000	—	—	124,780

(1)
The threshold calculations for fiscal year 2012 assume that our company met only partially the minimum corporate performance under our Employee Incentive Plan.

(2)
The amounts shown reflect the fair value of the equity award, on the award date, used to determine the compensation expense under FASB ASC Topic 718, excluding the impact of estimated forfeitures. The grant date fair value of stock awards has been calculated using the closing price on the grant date. The valuations are based on the assumptions discussed in Note 12—Stock-Based Compensation to our company's consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 29, 2012. Our company's use of these valuation models should not be interpreted as a prediction as to the actual value that may be realized on the award. The actual value of the award may be significantly different.

(3)
The 'Grant Date Fair Value' for the 'Estimated Future Payouts Under Equity Incentive Plan Awards' is based on a probable 'Threshold' achievement for the award.

Outstanding Equity Awards at Fiscal Year Ended December 29, 2012

        The following table presents information regarding outstanding equity awards held by our named executive officers at December 29, 2012.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date(1)		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Thomas St. Dennis	253,125	196,875	7.52	9/13/17	(3)	30,000	(4)	136,500	—		—
	37,500	112,500	10.37	4/29/18	(5)	15,000	(5)	68,250	—		—
	—	—	—	—		50,000	(6)	227,500	50,000	(7)	227,500
Michael M. Ludwig	—	—	—	—		1,500	(8)	6,825	—		—
	6,018	2,316	8.61	10/1/15	(9)	—		—	—		—
	27,777	12,223	10.30	11/10/17	(10)	—		—	—		—
	18,750	56,250	10.37	4/29/18	(5)	22,500	(5)	102,375	—		—
	—	—	—	—		25,000	(6)	113,750	22,500	(6)	102,375
Stuart L. Merkadeau	12,558	—	14.00	6/11/13		—		—	—		—
	76,800	—	19.50	8/14/13		—		—	—		—
	28,000	—	23.56	2/15/15		—		—	—		—
	50,000	—	25.39	11/4/15		—		—	—		—
	42,310	—	39.84	5/11/13		—		—	—		—
	12,270	—	39.84	5/21/13		—		—	—		—
	35,000	—	41.39	5/16/14		—		—	—		—
	25,000	—	19.36	2/20/15		—		—	—		—
	15,000	5,000	17.11	5/20/16	(11)	2,000	(11)	9,100	—		—
	5,250	1,750	19.40	12/9/16	(12)	875	(13)	3,981	—		—
	16,750	16,750	15.71	4/29/17	(8)	6,700	(8)	30,485	—		—
	90,276	39,724	10.30	11/10/17	(10)	—		—	—		—
	—	—	—	—		15,000	(5)	68,250	—		—
	—	—	—	—		20,000	(6)	91,000	17,500	(7)	79,625

(1)
Unless otherwise indicated, option is fully vested. Vesting information is based on the original grant.

(2)
Market value was determined by multiplying the market price for a share of our company's common stock as of December 28, 2012 of $4.55 by the number of stock units outstanding and unearned units.

(3)
25% of the options vest September 13, 2011 and the remaining vest ratably each month to September 13, 2014.

(4)
25% of the stock units vest each September 13 commencing September 13, 2011.

(5)
25% of the options and stock units vest each April 29 commencing April 29, 2012.

(6)
33.33% of the stock units vest each February 10 commencing February 10, 2013.

(7)
These units reflect a probable 'Threshold' achievement based on the award metric. 50% of the earned units will vest on the certification date in 2014 and the remaining 50% earned will vest on the earlier of death or termination of employment on account of disability or on the one-year anniversary of the certification date in 2015.

(8)
25% of the stock units vest each April 29 commencing April 29, 2011.

(9)
25% of the options vest October 1, 2011 and the remaining vest ratably each month to October 1, 2013.

(10)
25% of the options vest November 10, 2011 and the remaining vest ratably each month to November 10, 2013.

(11)
25% vests each May 20 commencing May 20, 2010.

(12)
25% of the options vest each December 10 commencing December 10, 2010.

(13)
25% of the stock units vest each December 9 commencing December 9, 2010.

 Option Exercises and Stock Vested at Fiscal Year Ended December 29, 2012

        The following table presents information concerning the exercise of options during fiscal year 2012 by our named executive officers, and the acquisition of stock through the conversion and release of vested stock units held by them during fiscal year 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Thomas St. Dennis	—	—	15,000	(1)	82,050
	—	—	5,000	(2)	31,200
Michael M. Ludwig	—	—	8,250	(3)	51,480
Stuart L. Merkadeau	—	—	2,500	(4)	13,100
	—	—	8,350	(5)	52,104
	—	—	2,000	(6)	12,000
	—	—	875	(7)	3,859

(1)
On September 13, 2012, 15,000 units were converted to common stock for release to Mr. St. Dennis. 5,560 shares were sold to cover Mr. St. Dennis' estimated tax withholding liability. 9,440 shares were deposited to Mr. St. Dennis' brokerage account. The market value of the company's common stock on the release date was $5.47.

(2)
On May 4, 2012, 5,000 units were converted to common stock for release to Mr. St. Dennis. 1,888 shares were sold to cover Mr. St. Dennis' estimated tax withholding liability. 3,112 shares were deposited to Mr. St. Dennis' brokerage account. The market value of the company's common stock on the release date was $6.24.

(3)
On May 4, 2012, 8,250 units were converted to common stock for release to Mr. Ludwig. 3,166 shares were sold to cover Mr. Ludwig's estimated tax withholding liability. 5,084 shares were deposited to Mr. Ludwig's brokerage account. The market value of the company's common stock on the release date was $6.24.

(4)
On February 21, 2012, 2,500 units were converted to common stock for release to Mr. Merkadeau. 1,047 shares were withheld to cover Mr. Merkadeau's estimated tax withholding liability. 1,453 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the release date was $5.24.

(5)
On May 4, 2012, 8,350 units were converted to common stock for release to Mr. Merkadeau. 3,154 shares were sold to cover Mr. Merkadeau's estimated tax withholding liability. 5,196 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the release date was $6.24.

(6)
On May 21, 2012, 2,000 units were converted to common stock for release to Mr. Merkadeau. 741 shares were sold to cover Mr. Merkadeau's estimated tax withholding liability. 1,259 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the release date was $6.00.

(7)
On December 10, 2012, 875 units were converted to common stock for release to Mr. Merkadeau. 328 shares were sold to cover Mr. Merkadeau's estimated tax withholding liability. 547 shares were deposited to Mr. Merkadeau's brokerage account. The market value of the company's common stock on the release date was $4.41.

 Change of Control, Severance, Separation and Indemnification Agreements

        Change of Control, Severance Agreements.    We have entered into change of control severance agreements with each of our executive officers and certain other officers. Each change of control severance agreement provides for the officer to receive the following severance benefits upon a qualifying termination of employment within one year following a change of control of our company, subject to the officer signing a release of claims in favor of our company:

  •
  lump sum cash severance payment equal to one year's annual base salary and the greater of (a) the annual target bonus or (b) the annual target bonus multiplied by the average rate of annual bonus relative to target paid to officers covered by similar change of control severance agreements for the two most recently completed fiscal years (subject to the participating officer's compliance with a confidentiality agreement and an agreement not to solicit employees of our company for one year after termination),

  •
  continuation of health benefits for one year (subject to the participating officer's compliance with a confidentiality agreement and an agreement not to solicit employees of our company for one year after termination), and

  •
  fully accelerated vesting of all equity awards, and unexercised stock options may be exercised for up to 18 months following a qualifying termination of employment but not to exceed the expiration date of such options.

        Terminations of employment that entitle the officer to receive severance benefits under the change of control severance agreement consist of either termination by our company without "cause" or by resignation of the officer for "good reason" within 90 days of an event constituting "good reason" if in each case within one year following a "change of control". The change of control severance agreements provide the following definitions:

  •
  "change of control" means the first to occur of any of the following events:

  (i)
  the consummation of a merger or consolidation of our company with any other corporation, other than a merger or consolidation which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into or exchanged for voting securities of the surviving entity) more than 60% of the total voting power represented by the voting securities of our company or such surviving entity outstanding immediately after such merger or consolidation;

  (ii)
  (A) any approval by our stockholders of a plan of complete liquidation of our company, other than as a result of insolvency or (B) the consummation of the sale or disposition (or the last in a series of sales or dispositions) by our company of all or substantially all of our company's assets, other than a sale or disposition to a wholly-owned direct or indirect subsidiary of our company and other than a sale or disposition which would result in the voting securities of our company outstanding immediately prior thereto continuing to represent (by being converted into or exchanged for voting securities of the entity to which such sale or disposition was made) more than 60% of the total voting power represented by the voting securities of the entity to which such sale or disposition was made after such sale or disposition; or

  (iii)
  any "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becoming the "beneficial owner" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934), directly or indirectly, of securities of our company representing 40% or more of the total voting power represented by our company's then outstanding voting securities; or

  (iv)
  during any period of two consecutive years after the effective date of the change of control severance agreement, the incumbent directors cease for any reason to constitute a majority of our Board of Directors.

  •
  "cause" means the occurrence of any of the following:

  (i)
  any act of personal dishonesty taken by the employee in connection with his or her responsibilities as an employee which is intended to result in substantial personal enrichment of the employee and is reasonably likely to result in material harm to our company;

  (ii)
  the employee's conviction of a felony;

  (iii)
  a willful act by the employee which constitutes misconduct and is materially injurious to our company; or

  (iv)
  continued willful violations by the employee of the employee's obligations to our company after the employee has received a written demand for performance from our company which describes the basis for our company's belief that the employee has not substantially performed his or her duties.

  •
  "good reason" means the occurrence of any of the following:

  (i)
  without the employee's express written consent, a material reduction of the employee's duties, position or responsibilities relative to the employee's duties, position or responsibilities in effect immediately prior to the change of control;

  (ii)
  a reduction by our company of the employee's base salary or bonus opportunity as in effect immediately prior to such reduction;

  (iii)
  a material reduction by our company in the kind or level of employee benefits to which the employee is entitled immediately prior to such reduction with the result that the employee's overall benefits package is materially reduced;

  (iv)
  without the employee's express written consent, the relocation of the employee to a facility or a location more than five miles from his or her current facility and the new location is more than 50 miles from the employee's current residence; or

  (v)
  the failure of our company to obtain the assumption of the change of control severance agreement by a successor.

        The change of control severance agreements provide that if payments to an officer are subject to the excise tax imposed by Section 280G of the Internal Revenue Code, the severance benefits will be reduced only to the extent that such reduction would increase the benefits received by the officer on an after-tax basis. The change of control severance agreements do not alter the at-will employment of the officers who have entered into them.

        In addition to the benefits under the change of control severance agreements, our current stock option agreements under our stock option plans for our officers, including our Equity Incentive Plan, provide that in the event the officer's employment is terminated without cause within 12 months following a change in control, the officer will receive credit for an additional 12 months of service for purposes of calculating the number of shares of our common stock that are vested under such option.

        Under our Employee Incentive Plan, which provides for performance bonuses to our officers, if a change in control of our company occurs, all bonus awards will be deemed to have been earned at 100% of the bonus target percentage for the current plan measurement period (and for the subsequent consecutive measurement periods if they fall within the same fiscal year) and will be paid to the officer participants at that time.

        The following table presents information regarding change of control payment and benefit estimates for our named executive officers. We prepared the table assuming that both a change of control occurred and the employment of our current named executive officers was terminated without cause or by resignation of the officer for good reason on December 28, 2012, which was our company's last business day of fiscal year 2012. For restricted stock unit awards, the intrinsic value is based upon the December 28, 2012 closing price for our company common stock of $4.55, and for stock options, the value is based on such $4.55 minus the exercise price of the applicable stock option. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of such change of control and such officer's separation from our company.

	Thomas St. Dennis	Michael M. Ludwig	Stuart L. Merkadeau
Base salary ($)	432,000	270,000	261,000
Short-term incentive compensation ($)	432,000	162,000	156,600
Stock options ($)	—	—	—
Stock awards ($)(1)	887,250	427,700	362,066
Health benefits ($)	23,000	23,000	23,000

Sub-Total	1,774,250	882,700	802,666

280G Reduction in Severance Benefits ($)	—	—	—

Total	1,774,250	882,700	802,666

(1)
Stock awards include time-based and performance-based stock units. The performance-based stock units were determined based on the 'Target' level of the award metric.

        Separation Agreement with Mr. St. Dennis.    The employment letter agreement for Mr. St. Dennis provides that if his employment is terminated by our company before a change of control without cause or by the officer for good reason (as these terms are defined in each of the employment letter agreements), he will receive a lump sum severance payment equal to one year of his then annual base salary, a pro-rata portion of his annual bonus based upon the number of calendar days the officer was employed in the year of his termination, accelerated vesting and extended exercisability of his granted equity awards for an additional twelve month period, and health benefits coverage for up to twelve months. These separation benefits are subject to Mr. St. Dennis executing a release and waiver of claims in favor of FormFactor. The following table presents information regarding payment and benefit estimates for Mr. St. Dennis assuming that his employment with our company was terminated without cause by us or by his resignation for good reason on December 28, 2012, which was our company's last business day of fiscal year 2012. For restricted stock unit awards, the intrinsic value is based upon the December 28, 2012 closing price for our company common stock of $4.55, and for stock options, the value is based on such $4.55 minus the exercise price of the applicable stock option. The various amounts listed are estimates only. The actual amounts to be paid can only be determined at the time of the officer's separation from our company.

Thomas St. Dennis
Base salary ($)	432,000
Short-term incentive compensation($)	432,000
Stock options($)	—
Stock awards($)	166,830
Health benefits($)	23,000

Total:	1,053,830

        Indemnification Agreements.    We have entered into indemnification agreements with each of our current and former directors, current and former executive officers and certain other officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to our company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. These indemnification agreements are in addition to the indemnity provisions in our company's certificate of incorporation and bylaws. We also intend to enter into indemnification agreements with our future directors and executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Our Board of Directors recognizes that transactions between our company and persons or entities that may be deemed related persons can present potential or actual conflicts of interest and create the appearance of impropriety. Accordingly, our Board has delegated authority for the review and approval of all related person transactions to the Governance Committee. Pursuant to that authority, the Governance Committee has adopted the Statement of Policy Regarding Related Person Transactions to provide procedures for reviewing, approving and ratifying any transaction involving our company or any of its subsidiaries in which a 5% or greater stockholder, director, executive officer or members of their immediate family have or will have a material interest as determined by our Governance Committee. This policy is intended to supplement, and not to supersede, our company's other policies that may be applicable to or involve transactions with related persons, such as the company's Statement of Corporate Code of Business Conduct. This policy is posted on our company's website at www.formfactor.com.

        Other than the compensation arrangements for directors and executive officers described above, and the engagement of the law firm Orrick, Herrington & Sutcliffe LLP described below, since January 1, 2012, we have not been a party to any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our common stock or entities affiliated with them had or will have a material interest.

        We engaged the law firm of Orrick, Herrington & Sutcliffe LLP in fiscal year 2012 to provide us with certain legal services, including matters related to compensation and benefits. A partner at Orrick, Herrington & Sutcliffe LLP, who is not involved in the above matters, is the brother-in-law of Stuart L. Merkadeau, our Senior Vice President, General Counsel and Secretary. Mr. Merkadeau does not have a financial or other interest in Orrick's engagement and Mr. Merkadeau's brother-in-law does not provide any legal services to us. We first engaged Orrick, Herrington & Sutcliffe LLP in fiscal year 2007 and, prior to that engagement, our management discussed the potential engagement with our Governance Committee of the Board of Directors under the Statement of Policy regarding Related Person Transactions. The Governance Committee reviewed and approved the Orrick engagement, and continues to monitor the engagement as necessary. We paid Orrick approximately $151,000 in fiscal year 2012, for legal services rendered, and there were additional unbilled fees for services rendered in fiscal year 2012 in the amount of approximately $850.

PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

        Requirements for Stockholder Proposals to be Considered for Inclusion in Our Proxy Materials.    Our stockholders may submit proposals on matters appropriate for stockholder action at our annual meetings of stockholders, including director nominations, in accordance with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals to be included in our proxy materials relating to our 2014 Annual Meeting of Stockholders, all applicable requirements of Rule 14a-8 must be satisfied, the information required by Rule 14a-8 and our bylaws must be timely submitted to us and such proposals must be received by us no later than December 13, 2013. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com.

        Requirements for Stockholder Proposals to be Brought Before Our Annual Meeting.    Our bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, the stockholder must have given timely notice thereof in writing to the Corporate Secretary not less than 75 nor more than 105 days prior to the anniversary of the date of the immediately preceding annual meeting of stockholders. To be timely for the 2014 Annual Meeting of Stockholders, a stockholder's notice must be received by us between and including February 6, 2014 and March 8, 2014. Such proposals should be delivered or mailed to the attention of our Corporate Secretary at our principal executive offices at FormFactor, Inc., 7005 Southfront Road, Livermore, California 94551, and we also encourage you to send a copy via e-mail to corporatesecretary@formfactor.com. In no event will the public announcement of an adjournment or a postponement of our annual meeting of stockholders commence a new time period for the giving of a stockholder's notice as provided above. A stockholder's notice to the Corporate Secretary must for each matter the stockholder proposes to bring before the annual meeting set forth the information required by our bylaws and applicable law.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of our common stock to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These persons are required by the rules and regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms that they file.

        Based solely on our review of the filed forms and written representations from our directors and executive officers, we believe that all of the Section 16(a) filing requirements for the persons referred to above for fiscal year 2012 were met.

OTHER BUSINESS

        Our Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the accompanying Notice of Annual Meeting of Stockholders. As to any business that may properly come before the Annual Meeting, however, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the designated proxy holder.

        Whether or not you are able to attend this year's Annual Meeting in person, we urge you to vote your shares through the Internet in accordance with the instructions in the Notice of Internet Availability of Proxy Materials that you received in the mail, or by signing, dating, and returning a proxy card at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS
Stuart L. Merkadeau Secretary

Livermore, California
April 12, 2013

s PLEASE DETACH PROXY CARD HERE s PROXY — FormFactor, Inc. PROXY FOR 2013 ANNUAL MEETING OF STOCKHOLDERS (This proxy is solicited on behalf of the Board of Directors of FormFactor, Inc.) Your vote is important. Whether or not you plan to attend the 2013 Annual Meeting of Stockholders of FormFactor, Inc. in person, we urge you to complete, date, sign and promptly mail this proxy in the enclosed postage-paid envelope (to which no postage need be affixed if mailed in the United States) so that your shares of our common stock may be represented at the Annual Meeting. The undersigned stockholder of FormFactor, Inc. hereby revokes all prior proxies, acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held May 22, 2013, appoints Stuart L. Merkadeau and Michael M. Ludwig, or either of them, as proxies, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock, par value $0.001 per share, of FormFactor, Inc. held of record by the undersigned stockholder at the close of business on March 28, 2013, at the 2013 Annual Meeting of Stockholders to be held at our corporate headquarters, located at 7005 Southfront Road in Livermore, California 94551, on Wednesday, May 22, 2013 at 11:00 a.m., Pacific Daylight Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned stockholder might or could do if personally present thereat. In the event that sufficient votes are not received by the date of the Annual Meeting, the proxy holders are authorized to propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED. IF NO VOTING CHOICE IS SPECIFIED ON THE REVERSE SIDE OF THIS PROXY, THEN THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE CLASS I NOMINEES TO THE BOARD OF DIRECTORS LISTED ON THE REVERSE SIDE (PROPOSAL NO. 1), FOR ADVISORY APPROVAL OF THE COMPANY'S EXECUTIVE COMPENSATION (PROPOSAL NO. 2), AND FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2013 (PROPOSAL NO. 3). IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held May 22, 2013. The Proxy Statement and our 2012 Annual Report are available at: http://viewproxy.com/formfactor/2013/

t TO DELIVER YOUR PROXY BY MAIL, PLEASE DETACH PROXY CARD HERE t s PLEASE DETACH PROXY CARD HERE s I plan on attending the meeting o B. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy): ________ / ________ / _____________________ _________________________________________________________ Signature 1 _________________________________________________________ Signature 2 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. A. Proposals The Board of Directors recommends a vote FOR the election of the Class I director nominees listed below. (1) Election of the following nominees as FOR WITHHOLD Class I directors: 01 – Lothar Maier o o 02 – Michael Zellner o o The Board of Directors recommends a vote FOR the following proposals: FOR AGAINST ABSTAIN (2) Advisory approval of the Company’s executive compensation. o o o (3) Ratification of the selection of KPMG LLP as FormFactor’s independent registered public accounting firm for fiscal o o o year 2013. PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone CONTROL NUMBER CONTROL NUMBER 2013 Annual Meeting Proxy Card Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. x INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Proxy by Phone: Call 1 (888) 693-8683 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.